EXHIBIT 24






                                POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.



Dated:  02/6/96

                                                       /s/ A. M. GLEASON
                                                       A. M. Gleason

                                POWER OF ATTORNEY


I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.


Dated:  02/6/96

                                                    /s/ MICHAEL C. HENDERSON
                                                    Michael C. Henderson

                                POWER OF ATTORNEY

I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.


Dated:  02/6/96

                                               /s/ WILLIAM E. PORTER
                                               William E. Porter

                                POWER OF ATTORNEY

I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.


Dated:  02/6/96

                                          /s/ JOHN W. ROSENBLUM
                                          John W. Rosenblum

                                POWER OF ATTORNEY

I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial +-Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.

Dated:  02/6/96

                                                   /s/ DIANNE C. WALKER
                                                   Dianne C. Walker